                                                                    EXHIBIT (17)

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                        AMERICAN CENTURY INVESTMENT TRUST

                     AMERICAN CENTURY DIVERSIFIED BOND FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Diversified Bond Fund (the "Fund"), a series of American Century
Investment Trust (the "Trust"), hereby appoints each of Charles A. Etherington,
David H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash,
collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the
Fund, which the undersigned is entitled to vote at the Special Meeting of
Shareholders (the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111,
at 11:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote "for"
the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of the
     Advisor Class shares of the American
     Century Diversified Bond Fund, a
     series company of American Century
     Investment Trust, whereby effective
     August 31, 2007 or on such other
     date as American Century may
     decide, all of the Advisor Class
     shares will be reclassified as A
     Class shares of the American Century
     Diversified Bond Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                        AMERICAN CENTURY INVESTMENT TRUST

                        AMERICAN CENTURY HIGH-YIELD FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century High Yield Fund (the "Fund"), a series of American Century Investment
Trust (the "Trust"), hereby appoints each of Charles A. Etherington, David H.
Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111, at 11:30 a.m.
Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote "for"
the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To approve the reclassification of the
     Advisor Class shares of the American
     Century High-Yield Fund, a series
     company of American Century Investment
     Trust, whereby effective August 31, 2007
     or on such other date  as American
     Century may decide, all
     of the Advisor Class shares will be
     reclassified as A Class shares of
     the American Century High-Yield Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

                        AMERICAN CENTURY INVESTMENT TRUST

                    AMERICAN CENTURY PRIME MONEY MARKET FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Prime Money Market Fund (the "Fund"), a series of American Century
Investment Trust (the "Trust"), hereby appoints each of Charles A. Etherington,
David H. Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash,
collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the
Fund, which the undersigned is entitled to vote at the Special Meeting of
Shareholders (the "Meeting") to be held on June 27, 2007 at the principal executive offices of the Trust at 4500 Main Street, Kansas City, Missouri 64111,
at 11:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote "for"
the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To approve the reclassification of the
     Advisor Class shares of the American
     Century Prime Money Market Fund, a
     series company of American Century
     Investment Trust, whereby effective
     August 31, 2007 or on such other
     date as American Century may decide, all
     of the Advisor Class shares will be
     reclassified as A Class shares of the
     American Century Prime Money Market Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.